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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 23, 2000


                                STYLECLICK, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       333-33194               13-4106745
-------------------------------          ------------        -------------------
(State or other jurisdiction of          (Commission            (IRS Employer
incorporation or organization)           File Number)        Identification No.)



                   3861 Sepulveda Blvd., Culver City, CA 90230
          -------------------------------------------------------------
          (Address, including zip code, of principal executive offices)

                                 (310) 751-2100
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)



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                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

EXHIBIT NO.          DESCRIPTION

 99.1          Press  Release dated October 23, 2000.


                        ITEM 9. REGULATION FD DISCLOSURE

The press release attached as Exhibit 99.1 hereto is furnished pursuant to Regulation FD; it is not filed.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Styleclick, Inc.


Date: October 23, 2000                By:/s/  BARRY HALL
                                         ---------------------------------------
                                           Barry Hall
                                           Executive Vice President, Finance and
                                           Chief Financial Officer

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                                EXHIBIT INDEX

 99.1          Press  Release dated October 23, 2000.